FVIT P4 12/18

SUPPLEMENT DATED DECEMBER 20, 2018

TO THE PROSPECTUS DATED MARCH 1, 2018

OF FRANKLIN BALANCE SHEET INVESTMENT FUND

(a series of Franklin VALUE INVESTORS TRUST)

The prospectus is amended as follows:

The Board of Trustees recently approved certain changes to the Franklin Balance Sheet Investment Fund (the “Fund”) to be effective on or about March 1, 2019. Among other things, the changes include: (1) changing the name of the Fund to the “Franklin Mutual U.S. Value Fund;” (2) adding a new policy to invest, under normal market conditions, at least 80% of the Fund’s net assets in U.S. securities; and (3) expanding the scope of the investment manager’s security selection analysis to reflect the integration of the portfolio management team into Franklin Mutual Advisers, LLC.  Management believes these changes will not substantially change the way in which the Fund is managed.

Please keep this supplement with your prospectus for future reference.